Filed pursuant to Rule 497(e)
File Nos. 811-22310; 333-182274
Supplement to the
Statement of Additional Information (“SAI”)
dated January 29, 2021, of the
ETFMG Alternative Harvest ETF (MJ)
May 7, 2021
Effective May 17, 2021, the entire section of the SAI titled “Sub-Administrative and Accounting Agent” is replaced with the following:
THE ADMINISTRATOR
The Trust and U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (the “Administrator”), have entered into an administration agreement (the “Administration Agreement”), under which the Administrator provides the Trust with administrative services, including regulatory reporting and all necessary office space, equipment, personnel and facilities. Pursuant to a schedule to the Administration Agreement, the Administrator also serves as the shareholder servicing agent for the Fund whereby the Administrator provides certain shareholder services to the Fund. The principal business address of the Administrator is 615 East Michigan Street, Milwaukee, Wisconsin 53202.
The Administration Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Administrator in the performance of its duties or from reckless disregard by it of its duties and obligations thereunder.
For its services under the Administration Agreement, the Administrator is entitled to a fee based on the average daily net assets of the Fund and subject to a minimum annual fee.
The Adviser is responsible for paying the Administrator its fee under the Administration Agreement. Any decrease in the Administrator’s fee will decrease the amount the Adviser is obligated to pay to the Administrator.
Prior to May 17, 2021, the Fund’s administrator was ETF Managers Group, LLC (“the Adviser”). The Adviser was compensated for providing administrative and fund accounting services out of the Adviser’s unified management fee. For a description of this fee and terms of its payment, see the discussion under the caption Investment Adviser on pages 25-26.
Effective May 17, 2021, the entire section of the SAI titled “The Custodian” is replaced with the following:
U.S. Bank National Association (the “Custodian”), Custody Operations, 1555 North Rivercenter Drive, Suite 302, Milwaukee, Wisconsin 53212, serves as the custodian of the Fund. The Custodian holds cash, securities and other assets of the Fund as required by the 1940 Act.
Effective May 17, 2021, the entire section of the SAI titled “The Transfer Agent” is replaced with the following:
U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (the “Transfer Agent”), 615 East Michigan Street, Milwaukee, Wisconsin 53202, serves as the Fund’s transfer agent and dividend disbursing agent under a transfer agency agreement with the Trust.
Please retain this Supplement with your SAI for future reference.